UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 290-6200
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting at the Company’s corporate headquarters in Tampa, Florida on May 24, 2017. 39,961,533 shares of the Company’s common stock, or 89.81% of the shares of the Company’s common stock issued and outstanding on the record date, were present in person or represented by proxy at the Annual Meeting. Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s proxy statement, the Company’s Board of Directors (the “Board”) nominated nine individuals to serve as directors for a one-year term to expire at the Company’s 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified. All such nominees were elected by a majority of the votes cast, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard C. Breon	38,289,655	37,717	22,226	1,611,935
Kenneth A. Burdick	38,290,165	37,312	22,121	1,611,935
Carol J. Burt	38,275,242	52,388	21,968	1,611,935
H. James Dallas	38,290,511	37,323	21,764	1,611,935
Kevin F. Hickey	37,967,462	360,012	22,124	1,611,935
Christian P. Michalik	37,809,578	517,896	22,124	1,611,935
Glenn D. Steele Jr., M.D.	38,288,842	38,732	22,024	1,611,935
William L. Trubeck	38,289,500	37,974	22,124	1,611,935
Paul E. Weaver	38,288,719	38,855	22,024	1,611,935

Proposal Two: Ratification of appointment of independent registered public accounting firm

The Company’s stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal at the Annual Meeting as follows:

Votes For	Votes Against	Abstentions
39,587,542	351,117	22,874

Proposal Three: Advisory vote on the compensation of the Company’s named executive officers (“Say on Pay”)

The Company’s stockholders approved the following resolution (the “Say on Pay Resolution”):

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion disclosed in the Company’s 2017 Proxy Statement, is hereby APPROVED.”

The Say on Pay Resolution was approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal at the Annual Meeting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,841,290	428,521	79,787	1,611,935

Proposal Four: Advisory vote on the frequency of the Say on Pay advisory vote

Stockholders indicated to the Company through this advisory vote that they prefer an annual Say on Pay vote. The vote results for Proposal Four were:

1 Year	2 Years	3 Years	Abstain
33,429,885	2,487	4,899,288	17,938

As stated in the Company’s most recent proxy statement, the Board had recommended to stockholders that they vote for annual Say on Pay votes. Based on the Board’s previous discussions and recommendation, and the outcome of the non-binding advisory vote on Proposal Four, the Board has determined that the Company will have annual Say on Pay advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017	WELLCARE HEALTH PLANS, INC. /s/ Anat Hakim
Anat Hakim
Senior Vice President, General Counsel and Secretary